                                                                   EXHIBIT 10.42

                                 AMENDMENT NO. 3
                                       TO
                      PCS 1900 PROJECT AND SUPPLY AGREEMENT
                                     BETWEEN
                             WESTERN PCS CORPORATION
                                       AND
                              NORTHERN TELECOM INC.

      Made as of this 14th day of October, 1996, by and between Western PCS Corporation (hereinafter referred to as "Buyer") a Delaware corporation with offices located at 2001 NW Sammamish Road, Suite 100, Issaquah, Washington 98027 and Northern Telecom Inc., a Delaware corporation with offices located at 2435
N. Central Expressway, Richardson, TX 75080 (hereinafter referred to as
"Seller").

      WHEREAS, Buyer and Seller entered into a PCS 1900 Project and Supply Agreement dated June 30, 1995 (as heretofore amended, the "Agreement"); and

      WHEREAS, Buyer and Seller now wish to amend the Agreement, among other things, to increase Buyer's Commitment by adding the Denver MTA Project to the scope, incorporate a revised discount structure and add additional product commitments by Seller,

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Seller agree to amend the Agreement as follows:

      1. Add a new Annex 13 "Denver MTA Project" as attached hereto. References to Annex 13 shall be added to the Table of Contents and to Article 22.

      2. Amend Article 1, Section 1.12 "Initial Network" by deleting it in its entirety and replacing it with the following:

            1.12 "Initial Network" shall mean the Equipment and Services initially being provided hereunder for the Hawaii, Portland, Salt Lake City, Denver, Oklahoma City, Des Moines and El Paso MTAs in Buyer's Network, consisting of Equipment and Services as set forth in Section 1.0 of Annex 1 (as amended from time to time). References to the "Initial Network" shall also be deemed to include Equipment and Services initially provided by Seller for subsequent MTAs and BTAs for which Buyer issues Purchase Orders under this Agreement, except that the provisions in the Agreement dealing with payment for the Initial Network, set forth in Sections 5.1.1 through 5.1.3.3, shall not apply to purchases for such subsequent MTAs or BTAs.

      3. Article 5, Section 5.8 is amended to read in its entirety as follows:
"Seller may, from time to time, evaluate Buyer's credit standing, and on that basis, establish a credit limit to

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION accommodate Buyer's issuance of Purchase Orders as herein provided. Buyer shall provide any reasonable assistance requested by Seller necessary for Seller to make such evaluation.

      4. Amend Article 5, Section 5.9 by deleting the first sentence and replacing it with the following: "Buyer understands that it has a firm obligation to purchase, license and take delivery of, or have Buyer's Affiliates purchase, license and take delivery of no less than * of Equipment and Services (at net Prices) from Seller during the Term of this Agreement (the "Commitment").

      5. Amend Article 12, Section 12.6 by deleting * and replacing it with *.

      6. Amend Article 12, Section 12.6 by adding the following (new) subsection 12.6.1:

            12.6.1 In addition to Seller's obligations under Section 12.6, Seller agrees to use all reasonable efforts to implement Verification Office Testing ("V.O.") by * for the EFR Vocoder and by * for the IS-41 Interoperability Software Feature (Rev. B GSM MAP/IS-41), which V.O. for each such feature or functionality shall be mutually agreed to by the parties in a written V.O. Agreement prior to implementation of such V.O.

      7. Amend Article 12, Section 12.7 by deleting it in its entirety and replacing it with the following:

            12.7 (a) Subject to (i) the provisions of Section 12.8 and 12.9, and
(ii) Seller having been provided fully functional engineering prototype Full Rate handsets no later than *, in the event Seller fails to install the Enhanced Full Rate ("EFR") Vocoder Equipment (inclusive of all Hardware and Software necessary to implement such features throughout the entire System) in each of Buyer's markets by *, then Seller agrees to pay Buyer liquidated damages in the same manner as set forth in Section 12.6. In the event Seller has not received fully functional EFR handsets as described above by *, Seller shall be entitled to a day for day adjustment in the above * date, until such fully functional EFR handsets have been received by Seller.

                  (b) Subject to (i) the provisions of Section 12.8 and 12.9, and (ii) Section 1.7.3 of Annex 1, Seller agrees to make available for deployment in each of Buyer's Systems Half Rate Vocoder Equipment (inclusive of all Hardware and Software necessary to implement such features throughout the entire System) by the later of six months after *.

      8. Amend Annex 1, Section 1.0 by deleting "Initial Network Pricing/Notes" and replacing it with "Network Pricing/Notes".

      9. Amend Annex 1, by adding the following (new) Section 1.5 (it being understood that this Section 1.5 and the order for the Equipment and Services set forth herein shall be subject to Section 17 of the Agreement respecting Change Orders, including, without limitation, Sections 17.1, 17.5 and 17.6):

__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

                      [THIS SPACE INTENTIONALLY LEFT BLANK]



             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

                         WESTERN WIRELESS DENVER PHASE 1
                                  INITIAL ORDER

                                                UNIT        EXTENDED
DESCRIPTION                           QTY      PRICE         PRICE         TOTAL
-----------------------------         ---      -----        --------       -----
NSS HARDWARE
PCS SUPERNODE 60                       *         *             *             *
PCS ENET
BRISC 60 w/cabinet + SPARES
BRISC 70 UPGRADE w/cabinet
(2 processors)
LPP W/NIU'S                  NT9X70BB
ETHERNET INTERFACE UNIT      NTZZ30EC
(EIU)
LINK INTERFACE UNIT (LIU)    NTZZ30CM
V.35
LINK INTERFACE UNIT (LIU)    NTZZ44DB
CBI
MPDC
PCS MCTM W/1 DTC PACKFILL
DTC PACKFILL
PCS MCAM
PCS MCGM
SUPERNODE 70 SPARES w/
cabinet
LPP SPARES
BILLING SERVER
BILLING SERVER SPARES

__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

EXTERNAL HLR
------------
HARDWARE
--------
PCS SNSE                                 *         *              *            *
BRISC 60
BRISC 70 (2 processors)
HLR MCAM
HLR MCGM
LIU'S
EIU'S



NSS SOFTWARE -
------------
NONDISCOUNTABLE
---------------
NSS SOFTWARE                 GSM07

__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

                           WESTERN WIRELESS DENVER PHASE 1
                                    INITIAL ORDER

                                                     UNIT     EXTENDED
DESCRIPTION                             QTY          PRICE      PRICE    TOTAL
-------------------------              -----         -----      -----    -----
BTS HARDWARE
BSC 610 ERLAND 160 TRX   NTPA09CA        *             *           *       *
TCU4                     NTPA04AB
S111 (1 Cab) OUTDOOR     NTPA08EB
S4000
S222 (2 Cab) OUTDOOR     NTPA08FB
S4000
S111 SMART S4000         NTPA08LA
S111 (1 Cab) OUTDOOR
S8000
S222 (1 Cab) OUTDOOR
S8000
S332 (1 Cab) OUTDOOR
S8000
OMNI 2 OUTDOOR
S8000
MICRO BTS (1 TRX
OUTDOOR) S2000
CSU KIT-TSERV II         NTPA17CA
BSS SPARES               N/A



OPTIONAL NSS & BSS
SOFTWARE FEATURES -
NONDISCOUNTABLE
-------------------------
GSM 08 PER SWITCH
GSM 09 PER SWITCH
GSM 10 PER SWITCH

__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

OEM HARDWARE -                           *        *           *            *
NONDISCOUNTABLE
INTERWORKING FUNCTION
24 PORT
IWF SPARES
LIGHTNING                N/A
PROTECTION-SMART BTS
ADC V.35 PATCH PANEL     PMSLA-16-V35
ADC V.35 POWER SUPPLY    DMPS-548
ADC V.35 PATCH CORD      PMPC-BV-3
ADC V.35 FEMALE TO       PMMLA-V.35FF
FEMALE
Prewired ECHO CANCELLER
RACK 9128 EC)
SITE ALARM & ACCESS      81.2555A
MODULE (per site)
ECHO CANCELLER           2551C
OMCR-V7 (2 S1000E SER/3
S110 WRKS)
EXT. TAPE DRIVE DAT 4mm  NTPA1529
5Gb
OMCR WORKSTATION         NTPA1525
PRINTER KIT
CD ROM DRIVER            NTPA15KA
Q-3 INTERFACE
CABLE SET LP BOX-S111    NTPA17GF



OTHER VENDOR EQUIPMENT
- NONDISCOUNTABLE
X.25 SWITCH              OST

__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

                         WESTERN WIRELESS DENVER PHASE 1
                                  INITIAL ORDER

                                                     UNIT     EXTENDED
DESCRIPTION                             QTY          PRICE      PRICE    TOTAL
-------------------------              -----         -----      -----    -----
OEM MEDIATION SOFTWARE
- NONDISCOUNTABLE
MEDIATION SOFTWARE       OMC3            *             *           *       *
RELEASE 03
OMC-R SOFTWARE LOAD FEE  2
(per server/per
unpgrade)



OEM SOFTWARE -
NONDISCOUNTABLE
OMC-R SOFTWARE (per TRX)
VERSION 6
UPGRADE TO VERSION 7
FROM VERSION 6
VERSION 7
UPGRADE TO VERSION 8
FROM VERSION 7
VERSION 8

__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

ENGINEERING, INSTALLATION, AND COMMISSIONING (E I & C) - NONDISCOUNTABLE ** (T&I IS INCLUDED IN LIST PRICE FROM I&C. LIST PRICE DOES NOT INCLUDE T&L FOR ENGINEERING.

LPP                                      *        *           *            *
MSC
IWF 24 PORT
HLR
BILLING SERVER
ADC V.35 PATCH PANEL
ECHO CANCELLER
X.25 SWITCH
BTS
BSC
TCU
OMCR



NETWORK SERVICES - NONDISCOUNTABLE (LIST PRICE DOES NOT INCLUDE T & L) NETWORK DESIGN

((LESS THAN)=300 BTS)              *         *               *


__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

**Engineering, Installation and Commissioning is included in the price of each item of Equipment and Software set forth in this Section 1.5, except to the extent of the changes listed under this heading "Engineering, Installation, & Commissioning (EI&C)".

      10. Amend Annex 1, Section 1.7.3 by deleting the second sentence and replacing it with the following "EFR Vocoder Equipment (inclusive of all Hardware and Software necessary to implement such features on the entire System) shall be installed in each of Buyer's Systems by * , subject to Seller having been provided fully functional engineering prototype EFR handsets no later than
*. *

      11. Amend Annex 1, Section 1.7.4 by deleting * and replacing it with *, with EFR support on GSM 07 to be provided with an early delivery of GSM 07 or via a Software patch from GSM 07 to GSM 06, at Seller's discretion. Seller agrees the availability of GSM 07 will not affect the product availability of Seller's IS-41 Interworking Unit. Seller agrees that the first GSM 07 North American V.O. will begin by *, at one of Buyer's sites to be selected by Buyer. Terms and conditions of such V.O. shall be mutually agreed to in writing by the parties prior to *.

      12. Amend Annex 1, Section 1 by adding the following (new) Subsection 1.7.4.4:

            1.7.4.4 For any Switches purchased during the Term, Seller agrees to cap optional NSS and BSS Software features at * per Switch for all optional features in GSM 08 through GSM 10. Three (3) equal payments of * will be invoiced upon the Conditional Acceptance of the features contained in GSM 08, GSM 09 and GSM 10, respectively, in each applicable Switch. Hardware, including applicable engineering and Installation applicable to such Hardware, which may be required for such upgrades is not included and will be provided at the Prices set forth in Annex 1 or, if not listed in Annex 1, at Seller's then-current list price less any applicable discount set forth in Article 2 of Annex 1.

      13. Amend Annex 1 Section 1.7.5 by deleting * and replacing it with "when commercially available".

      14. Amend Annex 1 Section 1.7.8 by deleting it in its entirety and replacing it with the following:

            1.7.8 In consideration for Buyer's volume Commitment described in
Section 5.9 of the Agreement, Seller agrees, subject to Section 1.7.8.1, to provide to Buyer, *, to be used on advertising and/or marketing, for each MTA market for which Seller provides both NSS and BSS Equipment. Any such advertising/marketing shall make reference to Seller's Equipment and shall be subject to Section 19.2 of the Agreement.

                  1.7.8.1 Cash reimbursements by Seller under Section 1.7.8 shall be made to Buyer upon the later of Final Acceptance of a specific MTA, or Seller's substantiation of invoices

__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION reasonably detailing advertising/marketing cost paid by Buyer (but in no event later than one [1] year following Final Acceptance of a specific MTA).

      15. Amend Annex 1 Section 1.7.11 by deleting it in its entirety and replacing it with the following:

            1.7.11 Seller agrees that it will have installed in Buyer's Network, subject to receipt of Buyer's Purchase Order therefor, as of *, an IS-41 Interworking Unit ("IWU") with functionalities as specified in Section 22 herein.

      16.   Amend Annex 1 by adding the following (new) Subsections:

            1.7.12 Seller agrees that there are available for purchase by Buyer the masthead DLNA and retrofit kits to upgrade existing BTSs. The DLNA and retrofit kits are offered as an option on sectored BTSs only and will support up to 2 TRX's per sector. Seller agrees to provide engineering and installation * to retrofit up to 200 BTSs purchased hereunder. Installation for such retrofitting will be completed market by market and all sites within a Buyer MTA market shall be retrofitted in accordance with a single deployment plan according to a mutually agreed upon schedule.

            1.7.13 During the Term, Seller agrees to provide to Buyer, *, its Brisc 70 processors for all SuperNode MSC's shipped after June 1, 1996. Upon commercial availability, each SNSE installed as part of the initial buildout of an. MTA or BTA will include optional BRISC 70 processors *. Seller agrees to offer Buyer an upgrade program that provides Brisc 70 processors at no charge for the Portland SuperNode and for any installed SNSE purchased under this Agreement, when available. After Seller has completed such installation, Seller shall take possession of the processor which was upgraded and remove it from Buyer's premises. Applicable engineering, Installation, and Commissioning charges are not included, and shall not exceed * per SuperNode MSC or per SNSE.

            1.7.14 Seller agrees to provide OEM Project Management services to facilitate integration of Buyer provided OEM (i.e., SEMA, Centigram, Danet and
SCI), hardware and software previously installed by Buyer in the Hawaii market into Buyer's Network ("OEM Project Management"). OEM Project Management includes
1) Seller provision of a test plan to be mutually agreed upon by Buyer, Seller and OEM vendors ("OEM Test Plan"); and 2) Seller overseeing the execution of such OEM Test Plan; and 3) Seller identification of OEM Equipment issues and coordination of agreed to resolutions; and 4) Seller resolution of issues with Seller's Equipment in accordance with Section 7 of the Agreement. Seller shall not be responsible for any actions of the OEM vendors, including but not limited to de-bugging OEM vendor Software. OEM Project Management shall be provided * for the first MSC in each MTA or BTA for which Seller provides Project Services. Seller shall perform this Service for OEM products not previously installed in Hawaii on an as-quoted basis.

__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

            1.7.15 Seller agrees to provide * of consulting support for assistance in billing, provisioning, network planning, and RF planning related to deployment of Seller Systems. The parties shall mutually agree in advance to the support personnel utilized and such personnel's schedules. Such support does not include travel, lodging or per diem expenses, which shall be invoiced to Buyer on a quarterly basis. Seller shall provide all support beyond the above * on an as-quoted basis.

            1.7.16 Seller agrees to provide an OMC-S and Service Node Equipment to Buyer * set forth in Article 2 of Annex 1 and in accordance with the delivery schedules therefor. Seller shall propose a trial program to Buyer for the OMC-S and the Service Node Equipment, such trials to be provided upon mutually agreed terms and conditions. Seller agrees to propose an OMC-S trial program to Buyer by November 1, 1996 and to propose a Service Node trial program to Buyer by November 1, 1996.

            1.7.17 Seller agrees to support the Orga OPSC SIM card, subject to an interworking testing agreement being concluded between Orga and Seller. Seller agrees to use reasonable efforts to reach an interworking agreement with Orga.

            1.7.18 Payments due to Seller for Seller's OMC02 release mediation Software will be delayed until Seller's OMC03 release Software is shipped to Buyer. Seller shall invoice Buyer for OMCO2 and OMC03 upon installation of OMC03 in each MSC.

            1.7.19 Seller agrees to provide one billing server * for the Denver MTA and an additional billing server * for a second MTA or BTA to be designated by Buyer, each billing server to be in the configuration specified in Exhibit A attached and incorporated herein. Any Equipment not specified in the attached Exhibit A, shall be purchased according to the terms of this Agreement. Applicable engineering, Installation and Commissioning charges requested by Buyer in connection with the billing servers referenced above are not included, and shall not exceed * per billing server. Any other Services relating to billing servers shall be provided on an as-quoted basis.

            1.7.20 For up to * located in any Buyer MTA or BTA, Seller agrees to provide Buyer a * credit for each Series 4000 BTS site expanded with or replaced by Series 8000 BTS Equipment. Such credit shall be applied against Seller manufactured PCS 1900 Equipment purchased hereunder for purposes of Series 4000 BTS expansion to a Series 8000 BTS or for replacement of Series 4000 BTS with Series 8000 BTS. Use of such credit is limited to payment of * percent of the total amount of any invoice.

            1.7.21 In consideration for Buyer's agreement to the changes in Sections 12.6 and 12.7 of this Agreement as specified above, Seller agrees to provide to Buyer * one SNSE Lab Switch ("Lab Switch"), which includes a BSC, TCU and GSM 06, in the configuration as

__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION specified by Seller in Exhibit B, attached and incorporated herein, on a date to be mutually agreed to by the parties, but in no event later than December 1, 1996. Seller agrees to provide Software upgrades * for such Lab Switch, so long as such Lab Switch is not deployed for revenue producing service. Any Equipment not specified in Exhibit B shall be purchased according to the terms of this Agreement. All Services requested by Buyer in connection with the Lab Switch shall be provided on an as-quoted basis.

            1.7.22 During the Term, Seller agrees to provide Buyer two man months of post commissioning support, not to exceed four hundred (400) hours, for each initial MSC installation. Such support includes one (1) NSS and one (1) BSS support level technician on site during this period of time. Seller shall provide support beyond the above four hundred (400) hours on an as-quoted basis.

      17. Amend Annex 1, Section 2 by deleting Section 2.1 in its entirety and replacing it with the following:

            2.1   Discounts

            Equipment Prices, other than for the Initial MTAs and OEM Equipment, during the Term of this Agreement shall be the lesser of (i) those Prices set forth in Sections 2.2 and 2.3 of this Annex 1, or (ii) Seller's then-current list Prices, in each case less the discounts set forth below. Unless specifically stated, Prices for Services are not included in List Prices and Prices for Services and OEM Equipment are not subject to discounts.

                            1996        1997        1998        1999
                           ------      ------      ------      ------
BSS (non-OEM)                 *           *           *           *
NSS (non-OEM)
Software (non-OEM)
DLNA

            2.1.1 A * accrues after Buyer's purchase of *, with lightning protection at the price set forth in Section 2.2 of Annex 1 as amended herein, (inclusive of all Smart BTSs ordered prior to the date of this Agreement), which credit can be used towards the purchase of additional Seller manufactured PCS 1900 Equipment. Use of such credit is limited to payment of * of the total amount of any invoice. Buyer must use the * in its entirety before June 30, 1998 or forfeit any unused portion at such time.

            2.1.2 *

__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

      18. Amend Annex 1, Section 2 by adding the following (new) Subsection as follows:

            2.1.3 Pricing changes resulting from the revised discount table above will be effective April 1, 1996, and will be applicable to all Purchase Orders issued by Buyer after that date.

      19.   Amend Annex 1, Section 2.2 by deleting the following:

OEM HARDWARE*
IWF                                                                            *

*     Discount does not apply.

      20.   Amend Annex 1, Section 2.2 by adding the following:

EQUIPMENT                              PEC CODE                       LIST PRICE
---------                              --------                       ----------
NSS HARDWARE
SUPERNODE 60 SPARES W/CABINET          NTNX22B                                 *
SUPERNODE 70 SPARES W/CABINET          N/A
LPP SPARES                             N/A

EXTERNAL HLR HARDWARE
BRISC 70 UPGRADE w/cabinet (2
processors)

BTS HARDWARE
BSC 610 160 TRX
BSC 1200 320 TRX, 1200 Erlang, 39
Sites
S2000                                  Micro High Power with 1 TRX
S2000                                  Micro High Power with 2 TRX
S2000                                  Pico Low Power with 1 TRX
S2000                                  Pico Low Power with 2 TRX
S8000                                  Omni 1 with 1 TRX
S8000                                  Omni 2 with 2 TRX
S8000                                  S11 with 2 TRX
S8000                                  S22 with 4 TRX
S8000                                  S111 with 3 TRX
S8000                                  S222 with 6 TRX

__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

S8000                                  S332 with 8 TRX (incl.                  *
                                       Hybrid Combiner)
S8000                                  S333
S8000                                  S444
S12000 SMART BTS
S8000 MOUNTING PEDESTAL                N/A
AUXILIARY BATTERY CABINET S8000        N/A
S8000 BACK-UP BATTERY CABINET 2        N/A
S8000 BACK-UP BATTERY CABINET 3        N/A
S8000 BACK-UP BATTERY CABINET 4        N/A
S8000 BTS STD. MTING PEDESTAL KIT      N/A
S8000 BTS EXTD. MTING. PEDESTAL KIT    N/A
S8000 BATT. CAB. STD. MTING. PED. KIT  N/A
S8000 BATT. CAB EXTD. MTING PED. KIT   N/A
S8000 01-02 UPGRADE w/DUPLEXERS        N/A
S8000 01-02 UPGRADE w/HYBRID CMBRS.
(H.C.)
S8000 S11-S22 UPGRD. w/DUPLEXERS       N/A
S8000 S11-S22 UPGR. w/H.C.'s           N/A
S8000 S111-S222 UPGR. W/DUPLEXERS      N/A
S8000 S111-S222 UPGR. W/H.C.'S         N/A
S8000 S222-S332 UPGR. W/H.C.'S         N/A
DRX FIELD EXP. KIT                     N/A
DUPLEXER                               N/A
HYBRID COMBINER                        N/A
RECTIFIER                              N/A
HYBRID COMBINER KIT (incl. 1 H.C.)     N/A

OEM HARDWARE - NONDISCOUNTABLE
                                       PEC CODE
INTERWORKING FUNCTION 4 PORT           N/A
INTERWORKING FUNCTION UPGRADE 4 PORT
TO 24 PORT
INTERWORKING FUNCTION 24 PORT          N/A
IWF SPARES                             N/A
ADC V.35 PATCH PANEL                   PMSLA-16-V35

__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

ADC V.35 POWER SUPPLY                  DMPS-548                                *
ADC V.35 PATCH CORD                    PMPC-BV-3
ADC V.35 FEMALE TO FEMALE              PMMLA-V.35FF
ECHO CANCELLER RACK                    P6.0800.A1.0800E
SITE ALARM & ACCESS MODULE             81.2555A
ECHO CANCELLER                         2551C
ECHO CANCELLER SHELF (16 position)     255D1
OMC-R V-7 SPARC
2ser(s100e)3wrks(s110)                 N/A
EXT., TAPE DRIVE DAT 4mm 5Gb           NTPA1529
OMC-R WORKSTATION PRINTER KIT          NTPA1525
CSU KIT - TSERV II                     NTPA17CA
CSU KIT - TSMART                       NTPA36AF
BATTERY KIT - MINI/SMART BTS           N/A
MOUNTING BASE KIT - Mini BTS 1-Frame   NTPA17GJ
MOUNTING BASE KIT - Mini BTS 2-Frame   NTPA17GK
MOUNTING BASE KIT - Smart BTS 2-Frame  NTPA17GL
MOUNTING BASE KIT - Smart BTS 3-Frame  NTPA17GM
TEMPLATE - Concrete Pad Mini BTS       NTPA08NA
INSTALLATION KIT - BSC                 NTPA09BA
INSTALLATION KIT - BTS INDOOR          NTPA07GA
INSTALLATION KIT - BTS MINI/SMART      NTPA08KA
INSTALLATION KIT - TCU                 NTPA04EA
LP BOX - Lightning Protection-Smart    N/A
BTS *CABLE SET LP BOX-BTS S22          NTPA1755
*CABLE SET LP BOX-BTS S11              NTPA1756
*CABLE SET LP BOX-BTS 1S111            NTPA17GF
*CABLE SET LP BOX-BTS 2S111            NTPA1757
DLNA (2 per sector)                    N/A
DLNA POWER SUPPLY                      N/A
DLNA FUSE KIT (1 per site)             N/A
S8000 EXTERNAL BATTERY STRING          N/A

__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

EI&C - NONDISCOUNTABLE (T&L IS INCLUDED IN LIST PRICE FOR I&C. LIST PRICE DOES NOT INCLUDE T&L FOR ENGINEERING.

IWF 4 PORT                                                                     *
IWF UPGRADE 4 PORT TO 24 PORT
IWF 24 PORT
BRISC 70 UPGRADE
LPP
MSC
HLR
BILLING SERVER
ADC V.35 PATCH PANEL
ECHO CANCELLER (per shelf)
S4000 BTS
S4000 SMART BTS
S2000 MICRO BTS (1 TRX) (per cabinet)
S2000 MICRO BTS (2 TRX)
S2000 MICRO BTS UPGRADE 1 TRX TO
2 TRX
S8000 01 (per BTS)
S8000 02 (per BTS)
S8000 S11 (per BTS)
S8000 S22 (per BTS)
S8000 S111 (per BTS)
S8000 S222 (per BTS)
S8000 S332 (per BTS)
S8000 BATT.CAB. (per cabinet)
S8000 01-02 UPGRADE w/DUPLEXERS (per BTS)
S8000 S11-S22 UPGRADE w/HYBRID COMBINERS (per BTS)
S8000 S11-S22 UPGRADE
w/DUPLEXERS (per BTS)
S8000 S11-S22 UPGRADE w/HYBRID
COMBINERS (per BTS)
S8000 S111-S222 UPGRADE w/DUPLEXERS (per BTS)
S8000 S111-S222 UPGRADE w/HYBRID
COMBINERS (per BTS)
S8000 S222-s332 UPGRADE w/HYBRID
COMBINERS (per BTS)

__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

BSC                                                                  *
TCU
OMCR MCTMI (per cabinet)
MCAM (per cabinet)
MCEX (per cabinet)
MCGM (per cabinet)
DTC EXTENSION (per DTC)
ENET EXTENSION (per 10 DTC's)
MPDC EXTENSION (per MPDC)
MSC SOFTWARE UPGRADE (per MSC)
HLR SOFTWARE UPGRADE (per HLR)
OMC-R SOFTWARE UPGRADE (per OMC-R)
LPP LINKS EXTENSION (per LPP cabinet)
DLNA (w/init. BTS Installation) (per BTS)
DLNA (after Init. BTS Installation (per BTS)

__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

      21. Amend Annex 1, Section 2 by adding the following (new) Subsection
2.2.1:

            2.2.1 SPARES KIT CROSS-REFERENCE SECTION

      Note: Unless otherwise stated quantity shall be one (1) for each spare included in the applicable spare kit.

DESCRIPTION                                    PEC CODE          QUANTITY
-----------                                    --------          --------
SUPERNODE 70 SPARES                                                  1
-------------------
CABINET                                        NTNX22BA
CPU MOTHERBOARD CP                             NT9X10BA
PORT CARD W/PARITY                             NT9X12AD
96MB MEMORY CP                                 NT9X14EA
MS 4-PORT CARD CP                              NT9X17AD
MS R-PORT (W/CMC)                              NT9X17CA
ENET MS FIBERT I/F                             NT9X20BC
DS30 4 PORT PADDLEBOARD                        NT9X23AA
DS-30 4-PORT CP                                 NT9X23B              1
REMOTE TERMINAL CP                             NT9X26AB
BRISC RTIF CP                                  NT9X26EA
GLOBAL 5V 86A PWR CONV                         NT9X30AB
GLOBAL 5V 20A PWR CONV                         NT9X31AB
MS LOAD PADDLEBOARD                            NT9X32AA
SLM III                                        NT9X44AD
+12V POWER CONVERTER                           NT9X47AA
DMS BUS TRACER CP                              NT9X49CB
DMS BUS SYSTEM CLOCK                           NT9X53AD
STRATUM 1 EXT CLOCK                            NT9X54AC
C42 COOLING UNIT                               NT9X95CU

LPP SPARES                                                           1
----------
STP SIGNALING TERMINAL I/F                     NT9X76AA
V.35 INTERFACE                                 NT9X77AB
ETHERNET INTERFACE                             NT9X84AA
ETHERNET INTERFACE PB                          NT9X85AA
ENHANCED IPF & F BUS I/F                       NTEX22BB
CHANNEL BUS CONTROL UNIT 0                     NTEX25AA
CHANNEL BUS CONTROL UNIT 1                     NTEX25BA
CHANNEL ACCESS BUS I/F PB                      NTEX26AA
DS30 LINK I/F PADDLEBOARD                      NTEX28AA

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

BILLING SERVER SPARES                                                1
---------------------
CPU 40 MHZ CP                                  NT9X13LA
BUS TERMINATOR PB                              NT9X21AB
2-PORT SUBRATE DS512PB                         NT9X62AA
DUAL PORT MSG CONT CP                          NT9X86AA
DUAL ACCESS BUFFER MEMORY CP                   NT9X87AA
DUAL SCSI I/F PROC PB                          NT9X88AA
SCSI DEVICE INTERFACE PB                       NT9X89AA
GLOBAL +5/+12V PWR CONVERTER                   NT9X91AC
POWER CONVERTER +/-5V                          NTDX15AB
ALARM/CONV DR                                  NTOX91AA
FSP ALARM CP                                   NT6X36AA
24MB MEMORY CP                                 NT9X14DB
REMOTE TERMINAL                                NT9X26AB
STORAGE DEVICE                                 NT9X90AA
STORAGE DEVICE                                 NT9X90BA

IWF SPARES                                                           1
----------
IWF (SMC) CONTROLLER                           A0636382
MOTOROLA UDS LIU UNIT for T1 LINKS             A0628473
IWF DUSL PT CRD W/CMPTR (GSM/PCS)              A0637357
MODEM                                          A0653229
DS1 CP (if required)                           NT6X50AB
IPF PROC(GREATER THAN)& F/BUS I/F              NTEX22BB
ETHERNET CP                                    NT9X84AA
EIX ETHERNET PADDLEBOARD                       NT9X85AA
ETHERNET CABLE (FROM 36 LINK LPP)              NTNX36PU

      22. Amend Annex 1, Section 2.5 by deleting subsection 2.5.1 in its entirety and replacing it with the following:

            2.5.1 IS-41 Interworking Unit ("IWU") standalone system functionalities:

      1. Automatic Registration: allows a GSM subscriber to register automatically while roaming in an IS-41 network.

      2. Call Origination: allows a GSM subscriber to originate calls while roaming in an IS-41 network.

      3. Call Delivery (Call termination): allows a GSM subscriber to receive calls while roaming in an IS-41 network.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

      4. Call Forwarding: Call Forwarding Unconditional, Call Forwarding Busy, Call Forwarding Not Reachable*, Call Forwarding No Reply*.

*     mapped to IS-41-B call forwarding no answer

      5. Three Way Calling: allows a GSM subscriber to use the three way calling functionality while roaming in an IS-41 network.

      6. Call Waiting: allows a GSM subscriber to use the call waiting functionality while roaming in an IS-41 network.

      7. Call Barring: Outgoing Calls, International Outgoing Calls, Incoming Calls (Mapping standards between GSM and IS-41 Standards are not defined; these functionalities shall be provided based on Seller's solutions)

      Furthermore, Seller shall use all reasonable efforts to support feature activation/deactivation functionality, based on specifications as mutually agreed to by the parties. Such mutually agreed to specifications shall include, but not be limited to, an NAIG approved method and shall be agreed to by Seller and Buyer by *. Subject to such specifications being agreed to by * and Seller having been provided sufficient quantities of Buyer's chosen vendor's dual-mode handsets or, at a minimum, fully functional engineering prototypes thereof for testing purposes, Seller shall begin V.O. testing on feature activation/deactivation functionality by *. The IWU will not inhibit Equal Access functionality as defined in GSM standards. The IWU will not impact the cellular network to recognize that anything other than an IS-41 compliant HLR is connected to it.

      23. Amend Annex 1, Section 2.5 by deleting in the first line "IWF" and replacing it with "IWU".

      24. Amend Annex 1, Section 3 by deleting Section 3.2 in its entirety and replacing it with the following:

            3.2 Seller agrees to provide * of training for each Seller MSC purchased after April 1, 1996. Up to 50% of such hours may be used by Buyer for training on Buyer premises *, excluding travel and living expenses of the trainer.

      25. Amend Annex 2, Section 6.0 by adding the words "or as may be mutually agreed to in writing" at the end of the last sentence of the first paragraph.

      This Amendment No. 3 shall be retroactive to April 1, 1996 ("Effective Date") upon execution by both parties.

__________________
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION

      Except as specifically modified herein, the Agreement shall in all respects continue in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their representatives being thereunto duly authorized.

WESTERN PCS CORPORATION                 NORTHERN TELECOM INC.


By:   /s/ Matthew J. Desch              By:   /s/ Robert Stapleton
      ______________________                  ______________________
Name:       Matthew J. Desch            Name:       Robert Stapleton
      ______________________                  ______________________
Title:      President                   Title:      President
      ______________________                  ______________________
Date:       11/11/96                    Date:       10/21/96
      ______________________                  ______________________

             CONFIDENTIAL: PROPRIETARY NORTEL & WESTERN INFORMATION